HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST
COLLATERAL REPORT

Number of Due Periods Since Inception                                       24
Due Period                                                           01-Aug-97
Distribution Date                                                    12-Sep-97
Payment Date                                                         15-Sep-97

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                   20.06%
Annualized Gross Losses                                                 -8.41%
Annualized Portfolio Yield                                              11.65%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                          189244150.18
     30 -   59 days (%)                                                  4.72%
     60 -   89 days ($)                                            78185850.68
     60 -   89 days (%)                                                  1.95%
     90 - 119 days ($)                                             48685878.67
     90 - 119 days (%)                                                   1.21%
   120 - 149 days ($)                                              39200601.78
   120 - 149 days (%)                                                    0.98%
   150 - 179 days ($)                                              33401622.45
   150 - 179 days (%)                                                    0.83%
   180 - 209 days ($)                                              30431871.24
   180 - 209 days (%)                                                    0.76%
   210 - 239 days ($)                                              29051651.65
   210 - 239 days (%)                                                    0.72%
   240 - 269 days ($)                                              28422503.58
   240 - 269 days (%)                                                    0.71%
   270 - 299 days ($)                                              28552928.66
   270 - 299 days (%)                                                    0.71%
   300+ days  ($)                                                   4929467.79
   300+ days (%)                                                         0.12%
Additional Balances on Existing Credit Lines (draws-prin only)   85,915,380.34
Principal Collections                                           119,919,443.11
Defaulted Receivables                                            28,590,080.54
Finance Charge  & Administrative Collections                     67,143,387.27
Recoveries                                                        1,050,247.00
Average Principal Balance                                     4,078,738,220.58
Personal Homeowner Lines as % of Total Principal                        29.90%

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION
HOUSEHOLD CONSUMER LOAN TRUST SERIES 1995-1
No. of PMTs Since Issuance:                                                 23
Distribution Date:                                                   12-Sep-97
Payment Date:                                                        15-Sep-97
Collection Period Beginning:                                         01-Aug-97
Collection Period Ending:                                            31-Aug-97
Note and Certificate Accrual Beginning:                              15-Aug-97
Note and Certificate Accrual Ending:                                 15-Sep-97
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount               7.83%
OC Balance as % of Ending Participation Invested Amount                  8.00%
OC Balance as % of Ending Participation Invested Amount (3 consecutiv Test Met
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test         0.00
Is the MAP Over?                                                          0.00
Is this the Early Amortization Period?                                    0.00
Interest Allocation Percentage Calculation:
Numerator                                                       654,336,126.71
Denominator-Component(x)-Aggregate Receivables & Partc. Int   4,078,738,220.58
Denominator - Component (y) - Aggregate Numerators            2,961,547,109.21
Applicable Interest Allocation Percentage                               16.04%
Principal Allocation Percentage Calculation:
Numerator                                                       654,336,126.71
Denominator-Component(x)-Aggregate Receivables & Partc. Int   4,078,738,220.58
Denominator - Component (y) - Aggregate Numerators            2,961,547,109.21
Applicable Principal Allocation Percentage                              16.04%
Default Allocation Percentage Calculation:
Numerator                                                       654,336,126.71
Denominator-Component(x)-Aggregate Receivables & Partc. Int   4,078,738,220.58
Denominator - Component (y) - Aggregate Numerators            2,961,547,109.21
Default Allocation Percentage (Floating Allocation Percentage)          16.04%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                            11,778,050.28
Series Participation Interest Default Amount (Sec. 4.11(a)(iii)) 4,586,595.55 Excess of (i)1.8% of Part. Inv. Amt. over (ii)Series Part. Int 7,191,454.73
Minimum Principal Amount                                          7,191,454.73
Investor Principal Collections                                    7,191,454.73
Investor Finance Charge and Admin. Collections (4.11a)           10,940,039.81
Investor Allocated Defaulted Amounts                              4,586,595.55
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance                654,336,126.71
Beginning Participation Invested Amount (Inv Amt on prev Dist   654,336,126.71
Ending Participation Unpaid Principal Balance                   642,558,076.43
Ending Participation Invested Amount (Inv Amt on current Dist 642,558,076.43 Beginning Participation Unpaid Principal Balance x (PRIME-1.50%) 3,689,728.71
Note Interest and Certificate Yield Amts Due Pursuant to Sec.3.05 3,137,762.40
Participation Invested Amount x 25bps per annum                     136,320.03
Participation Interest Distribution Amount                        3,689,728.71
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           10,940,039.81
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)                0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii)) 3,689,728.71 Series Participation Interest Default Amount (Sec. 4.11 (a)(iii)) 4,586,595.55 Reimbursed Series Participation Interest Charge-Offs (Sec.4.11(a)(i
0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))           1,090,560.21
Excess (Sec. 4.11 (a)(vi))                                        1,573,155.34
Reconciliation Check                                                      0.00
Series Participation Interest Monthly Principal                  11,778,050.28
Beginning Unreimbursed Participation Interest Charge-Offs                 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))               0.00
Reimbursed  Series Participation Interest Charge-Offs (Sec.4.11(a)(i
0.00
Ending Unreimbursed Participation Interest Charge-Offs                    0.00
Available Investor Principal Collections                         11,778,050.28
Participation Interest Distribution Amount                        3,689,728.71
Series Participation Interest Charge-Offs                                 0.00
OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amts Due Pursuant to Sec.3.05 3,137,762.40
Excess Interest                                                     551,966.31
Beginning Net Charge-Offs                                                 0.00
Reversals                                                                 0.00
+Available Investor Principal Collections                        11,778,050.28
+Series Participation Interest Charge Offs                                0.00
+ Lesser of Excess Interest and Carryover Charge Offs                     0.00
Optimum Monthly Principal                                        11,778,050.28
Are the Notes Retired ?                                                   0.00
Accelerated Principal Payment                                       136,320.03
Beginning Class A Security Balance                              400,591,046.15
Beginning Class B Security Balance                              172,196,000.00
Beginning Certificate  Security Balance                          30,304,000.00
Beginning Overcollateralization Amount plus APP                  51,381,400.59
Beginning Class A Adjusted Balance                              400,591,046.15
Beginning Class B Adjusted Balance                              172,196,000.00
Beginning Certificate  Adjusted Balance
30,304,000.00
Beginning Overcollateralization Amount plus APP                  51,381,400.59
Class A Balance After Payment pursuant to clause (iv)           388,812,995.86
Class B Balance After Payment pursuant to clause (v)            172,196,000.00
Certificate Balance After Payment pursuant to clause (vi)        30,304,000.00
Class B Minimum Adjusted Principal Balance                       61,666,666.67
Certificate Minimum Adjusted Principal Balance                    5,833,333.33
Minimum Overcollateralization Amount                             15,833,333.33
Certificate Minimum Balance Target                               19,472,079.95
Scheduled Certificate Payment to Certificate Minimum Bal Target  10,831,920.05
Class A Targeted Balance                                        321,279,038.22
Class B Targeted Balance                                        170,212,530.63
Certificate Targeted Balance                                     20,506,063.31
Class A:  Payment Required to get to Target                      79,312,007.93
Class B:  Payment Required to get to Target or Minimum Adj Bal    1,983,469.37
Certificate: Payment Required to get to Target or Minimum Adj Bal 9,797,936.69
OC:  Payment to get to Minimum Overcollateralization Amount      35,548,067.26
Section 3.05 Payment of Principal and Interest;  Defaulted Interest       0.00
Pay Certificate Yield in step (i) (1= Yes)                                1.00
Remittances on the Participation                                 15,467,779.00
Interest and Yield
(i)   Pay Class A Interest Distribution (Sec. 3.05 (i)(a))        2,032,582.72
(ii)  Pay Class B Interest Distribution (Sec. 3.05 (i)(b))          930,803.28
(iii) Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c)) 174,376.40 Principal up to Optimum Monthly Principal
(iv)  Pay Class A to Targeted Principal Balance (Sec.3.05(ii)(a))11,778,050.28
(v)   Pay Class B to Targeted Principal Balance (Sec. 3.05 (ii)(b))       0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec.3.05(i)(       0.00
Principal up to Optimal Monthly Principal
(vi)  Pay Certificate to Targeted Principal Balance (Sec. 3.05 (iii)      0.00
(vii) Pay OC Remaining Optimal Monthly Principal Amount (Sec. 3.05 ( 0.00 Principal up to the Accelerated Principal Payment Amount
(viii) (a) Pay Class A to Targeted Principal Balance (Sec. 3.05 (v  136,320.03
(viii) (b) Pay Class B to Targeted Principal Balance (Sec. 3.05 (v        0.00
(viii) (c) Pay Class A to zero (Sec. 3.05 (v)(c))                         0.00
(viii) (d) Pay Class B to zero (Sec. 3.05 (v)(d))                         0.00
Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))                            0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))                            0.00
(xiii) Pay Certificates, st.Certificate Min. Bal. Target (Sec. 3.05 (     0.00
(ix)   Pay OC Remaining Optimum Monthly Principal (Sec. 3.05 (vi)(d))     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                       415,646.29
Total Reconciliation Check                                                0.00
Accelerated Principal Reconciliation                                      0.00
Optimum Monthly Principal Reconciliation

BOND SUMMARY:
Beginning Class A Note Security Balance                        $400,591,046.15
Beginning Class B Note Security Balance                        $172,196,000.00
Beginning Certificate Security Balance                          $30,304,000.00
Beginning Overcollateralization Amount                          $51,245,080.57
Beginning Class A Adjusted Balance                             $400,591,046.15
Beginning Class B Adjusted Balance                             $172,196,000.00
Beginning Certificate  Adjusted Balance
$30,304,000.00
Beginning Overcollateralization Amount                          $51,245,080.57
Ending Class A Note Security Balance                           $388,676,675.84
Ending Class B Note Security Balance                           $172,196,000.00
Ending Certificate Security Balance                             $30,304,000.00
Ending Overcollateralization Amount                             $51,381,400.59
Ending Class A Adjusted Balance                                $388,676,675.84
Ending Class B Adjusted Balance                                $172,196,000.00
Ending Certificate  Adjusted Balance
$30,304,000.00
Ending Overcollateralization Amount                             $51,381,400.59
Class A Note Rate Capped at 13%                                      5.892340%
Class B Note Rate Capped at 15%                                      6.277340%
Certificate Rate Capped at 16%                                       6.682340%
Class A Interest Due                                             $2,032,582.72
Class B Interest Due                                               $930,803.28
Certificate Yield  Due                                             $174,376.40
Class A Interest Paid                                            $2,032,582.72
Class B Interest Paid                                              $930,803.28
Certificate Yield Paid                                             $174,376.40
Class A Unpaid Interest                                                  $0.00
Class B Unpaid Interest                                                  $0.00
Certificate Unpaid Yield                                                 $0.00
Class A Principal Paid                                          $11,914,370.31
Class B Principal Paid                                                   $0.00
Certificate Principal Paid                                               $0.00
OC Principal Paid                                                        $0.00
Beginning Class A Net Charge-Off                                         $0.00
Beginning Class B Net Charge-Off                                         $0.00
Beginning Certificate Net Charge-Off                                     $0.00
Beginning OC Net Charge-Off                                              $0.00
Reversals Allocated to Class A                                           $0.00
Reversals Allocated to Class B                                           $0.00
Reversals Allocated to Certificates                                      $0.00
Reversals Allocated to OC  plus Accelerated Principal Payments
$136,320.03
Total Charge-Offs:                                                       $0.00
Charge-Offs Allocated to Class A                                         $0.00
Charge-Offs Allocated to Class B                                         $0.00
Charge-Offs Allocated to Certificates                                    $0.00
Charge-Offs Allocated to OC                                              $0.00
Ending Class A Net Charge-Off                                            $0.00
Ending Class B Net Charge-Off                                            $0.00
Ending Certificate Net Charge-Off                                        $0.00
Ending OC Net Charge-Off                                                 $0.00
Bond Balance Reconciliation    (should equal $0.00)                    ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Mo     4.6313%
Designated Certificate / Certificate Security (Balance Begin of Mo   1.003168%
Designated Certificate  - Beginning of Month                       $304,000.00
Principal Payments in Respect of Designated Certificate (Sec.3.05(       $0.00
Designated Certificate  - End of Month                             $304,000.00
Interest Payments in Respect of Designated Certificate (Sec.3.05(i)  $1,749.29
Designated Certificateholder Accelerated Principal Paymts-Begin  $3,745,080.57
Accelerated Principal Payment (Sec. 3.05 (v))                      $136,320.03
Payments to Holder of Designated Certificate in respect to Acc. Prin.    $0.00
Designated Certificateholder Accelerated Principal Paymts-Ending $3,881,400.59
Designated Certificateholder Holdback Amount (Begin of Month)   $47,500,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (    $0.00
Designated Certificateholder Holdback Amount (End of Month)     $47,500,000.00
Remaining Payments to Designated Certificates (Sec.3.05 paragraph fo     $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                      $415,646.29
MONTHLY SECURITY REPORT
Ending Pool Principal Balance                                $4,012,708,046.33
Series 1995-1 Participation Invested Amount                    $642,558,076.43
Seller Amount                                                $1,107,904,566.28
Remittances on the Participation                                $15,467,779.00
Optimum Monthly Principal                                       $11,778,050.28
Accelerated Principal Payment                                      $136,320.03
Beginning Class A Note Security Balance                        $400,591,046.15
Beginning Class B Note Security Balance                        $172,196,000.00
Beginning Certificate Security Balance                          $30,304,000.00
Beginning Overcollateralization Amount                          $51,245,080.57
Beginning Class A Adjusted Balance                             $400,591,046.15
Beginning Class B Adjusted Balance                             $172,196,000.00
Beginning Certificate  Adjusted Balance
$30,304,000.00
Beginning Overcollateralization Amount                          $51,245,080.57
Ending Class A Note Security Balance                           $388,676,675.84
Ending Class B Note Security Balance                           $172,196,000.00
Ending Certificate Security Balance                             $30,304,000.00
Ending Overcollateralization Amount                             $51,381,400.59
Ending Class A Adjusted Balance                                $388,676,675.84
Ending Class B Adjusted Balance                                $172,196,000.00
Ending Certificate  Adjusted Balance                            $30,304,000.00
Ending Overcollateralization Amount                             $51,381,400.59
Class A Note Rate Capped at 13%                                      5.892340%
Class B Note Rate Capped at 15%                                      6.277340%
Certificate Rate Capped at 16%                                       6.682340%
Class A Interest Due                                             $2,032,582.72
Class B Interest Due                                               $930,803.28
Certificate Yield  Due                                             $174,376.40
Class A Interest Paid                                            $2,032,582.72
Class B Interest Paid                                              $930,803.28
Certificate Yield Paid                                             $174,376.40
Class A Unpaid Interest                                                  $0.00
Class B Unpaid Interest                                                  $0.00
Certificate Unpaid Yield
$0.00
Class A Principal Paid                                          $11,914,370.31
Class B Principal Paid                                                   $0.00
Certificate  Principal Paid                                              $0.00
OC Principal Paid                                                        $0.00
Beginning Class A Net Charge-Off                                         $0.00
Beginning Class B Net Charge-Off                                         $0.00
Beginning Certificate Net Charge-Off                                     $0.00
Beginning OC Net Charge-Off                                              $0.00
Reversals Allocated to Class A                                           $0.00
Reversals Allocated to Class B                                           $0.00
Reversals Allocated to Certificates                                      $0.00
Reversals Allocated to OC  plus Accelerated Principal Payments
$136,320.03
Total Charge-Offs:                                                       $0.00
Charge-Offs Allocated to Class A                                         $0.00
Charge-Offs Allocated to Class B                                         $0.00
Charge-Offs Allocated to Certificates                                    $0.00
Charge-Offs Allocated to OC                                              $0.00
Ending Class A Net Charge-Off                                            $0.00
Ending Class B Net Charge-Off                                            $0.00
Ending Certificate Net Charge-Off                                        $0.00
Ending OC Net Charge-Off                                                 $0.00
Interest paid per $1,000 Class A                                      2.710110
Principal paid per $1,000 Class A                                    15.885827
Interest paid per $1,000 Class B                                      5.405487
Principal paid per $1,000 Class B                                     0.000000
Yield Paid per $1,000 Certificate                                     5.754237
Principal Paid per $1,000 Certificate                                 0.000000

BLOOMBERG SUMMARY
HOUSEHOLD CONSUMER LOAN TRUST 1995-1

Distribution Date                                                    15-Sep-97
Due Period                                                              Aug-97
Monthly Payment Rate (including charge offs)                             3.64%
Monthly Draw Rate                                                        2.11%
Monthly Net Payment Rate                                                 1.53%
Actual Payment Rate                                                      1.80%
Annualized Cash Yield                                                   20.06%
Annualized Gross Losses                                                  8.41%
Annualized Portfolio Yield                                              11.65%
Weighted Coupon                                                          6.04%
Excess Servicing                                                         5.61%
Ending Overcollateralization Percentage                                  8.00%
Trigger Level                                                            4.75%
Excess Overcollateralization                                             3.25%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                            4.72%
      60-89 days (Del Stat 2)                                            1.95%
      90+ days (Del Stat 3+)                                             6.05%
Total Participation Balance (ending)                            642,558,076.43